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                                               SCHEDULE II
                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-PHOENIX INVT PTRNS

                    GABELLI PERFORMANCE PARTNERSHIP

                                 1/11/01           11,000-           15.7500
                    GABELLI INTERNATIONAL LTD
                                 1/11/01           10,000-           15.7500
                    GAMCO INVESTORS, INC.
                                 1/11/01          791,100-           15.7500
                                 1/11/01          419,000-           15.7500
                    GABELLI ASSOCIATES LTD
                                 1/11/01          663,600-           15.7500
                    GABELLI FUND, LDC
                                 1/11/01            4,000-           15.7500
                    GABELLI ASSOCIATES FUND
                                 1/11/01            1,300            15.6875
                                 1/11/01          692,800-           15.7500
                                12/29/00           40,000            15.6563
                                12/27/00            7,900            15.6250
                                12/26/00           18,000            15.6250
                                12/21/00           19,500-           15.7500
                                12/19/00           25,000            15.5625
                     GABELLI FUNDS, LLC.
                         GABELLI EQUITY INCOME FUND
                                 1/11/01          100,000-           15.7500
                         GABELLI ABC FUND
                                 1/11/01          400,000-           15.7500


          (1) THE DISPOSITIONS ON 1/11/01 WERE IN CONNECTION WITH THE MERGER DESCRIBED IN ITEM 5 OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.


          (2) PRICE EXCLUDES COMMISSION.